Exhibit 10.13

YanChang Petroleum(Logo) Shan’xi Chemical Construction Co.Ltd.
The General Contract Of HuiJiaHe Petroleum Product Adjusting Supply Renovation instrument And Control System Full Installation And System Adjusting   Number: yhaz-026

The Yangzhuanghe Refine Chemical Project System Of
The Refine Chemical Company of Shanxi Yanchang Petroleum Group

Installation and Construction Subcontract

Construction Party: Yangzhuanghe Refine Chemical Project Headquarter of the Refine Chemical Company of Shanxi Yanchang Petroleum Group
General Contract Party: ShanXi Chemical Construction Co.,Ltd
Subcontract Party: Xi’an Kingtone Information Technology Co.,Ltd.
Contract Number: yzhaz-026
Effective Date: 2008-10-15

YanChang Petroleum(Logo) Shan’xi Chemical Construction Co.Ltd.
The General Contract Of HuiJiaHe Petroleum Product Adjusting Supply Renovation instrument And Control System Full Installation And System Adjusting   Number: yhaz-026

Part One
Construction Party (Full Name): The yangzhuanghe Refine Chemical Chemical Project Headquarter of the Refine Chemical Company of Shanxi Yanchang Petroleum Group
Contract Party (Full Name): ShanXi Chemical Constructions Co.,Ltd
Subcontract Party (Full Name): Xi’an Kingtone Information Technology Co.,Ltd.

According to The Law of People’s Republic of China, The Construction Law of People’s Republic of China, and other related laws and administrative regulations, based on equal, free will, fair, and honest principles, all parties come to the agreement for the project of HuiJiaHe Petroleum Product Adjusting Supply Renovation instrument And Control System Full Installation And System Adjusting of Yangzhuanghe Refine Chemical Project System.

1.	Summary Information of the project
1.1	Project Name: HuiJiaHe Petroleum Product Adjusting Supply Renovation instrument And Control System Full Installation And System Adjusting of Yangzhuanghe Refine Chemical Project System.
1.2	Project Location: Huijiahe Village of Qiaoshan Town of Luochuan County of Shanxi Province
1.3
Project Content: Project Name: HuiJiaHe Petroleum Product Adjusting Supply Renovation instrument And Control System Full Installation And System Adjusting of Yangzhuanghe Refine Chemical Project System.

1.4	Quality Standard: Good

2.	Contract Scope
Major content of contract scope:
Mobile & Automatic Control Part of Huijiahe Product Petroleum Tank 1 (Renovation, Unit 211), Mobile & Automatic Control Part of Huijiahe Product Petroleum Tank 2 (Renovation, Unit 212), Mobile & Automatic Control Part of Huijiahe Product Petroleum Tank 3 (Renovation, Unit 213), Mobile & Automatic Control Part of Huijiahe Product Petroleum Train Pump Room (Renovation, Unit 214), Mobile & Automatic Control Part of Huijiahe Product Petroleum Adjusting (New, Unit 216), Mobile & Automatic Control Part of Product Petroleum Tank Control Room (New, Unit 217), Mobile & Automatic Control Part of Huijiahe Product Petroleum Tank 4 and Pump Room (New, Unit 218), Mobile & Automatic Control Part of Huijiahe Raw Product Petroleum pump Room (Renovation, Unit 214/1), Mobile & Automatic Control Part of Product Petroleum Adjusting Supply Renovation Drain System and Polluted Water Collection Supply (Unit 219/1), Mobile & Automatic Control Part of Product Petroleum Adjusting Supply Renovation Drain System and Poluted Water Upgrade Pump (Unit 219/2), and Mobile & Automatic Control Part of Product Petroleum Adjusting Supply Renovation Fire Protection and Alert System (Unit 219/3). The project contents of the contract refer to the units mentioned above. The detail contents of project refer to the specific contents of the technical agreements.

3.	Contract Time Line
Scheduled Start Time: 2008-10-15
End Time: 2009-1-31

YanChang Petroleum(Logo) Shan’xi Chemical Construction Co.Ltd.
The General Contract Of HuiJiaHe Petroleum Product Adjusting Supply Renovation instrument And Control System Full Installation And System Adjusting   Number: yhaz-026

4.	Contract Price
￥ 21,600,000 (Twenty One Million Six Hundred Thousand, Supply Material Cost ￥18,000,000, Installation Cost ￥3,600,000). The contract is general contract. The price is one time price.
The final price will be based on the relative regulations of Shan’xi Chemical Construction Co. Ltd,. The final price will deduct 2.5% of total price as administrative fee, tax, water fee, and electricity fee.
4.1 Two parties come to the agreement as the following:
4.1.1 Tax; tax will be deducted by general contract party from the processing fund of subcontract.

5.	Two Party Representatives
5.1 General Contract Representative
Name: Keshe Li
Address: Hu Village Huangling County
Contact Phone: 13891129490
Fax: 0911-5444782

5.2 Subcontract Representative
Name: Yawei Wu
Address:
Contact Phone: 13892879871
Fax:

6.	Staffs of Subcontract
According to the agreement, the people mentioned below are major staffs:
Position or Title:                Name                Telephone
Project Manager                Yawei Wu
Technical Supervisor             Yawei Wu
Quality Supervisor               Huifent Pu
Construction Manager        Huifeng Pu
Supply Supervisor
HSE Supervisor:                Yulong Yang
Plan Supervisor:
Cost Supervisor:
The people mentioned above must guarantee to stay at the postion at 80% of time. If the project manager needs to leave the position, he must get allowed from the general contract party.

7.	Payment
7.1	All payment should be paid by Chinese Renminbi(bank transferring.).
7.2
Subcontract party must pay ￥600,000 to the general contract party 10 days before the start of the project as the precondition of all payment. The general contract party should return the amount to the subcontract party after the project.

7.3	The amount of 30% of the supply material cost of the agreement can be used as prepaid amount.

YanChang Petroleum(Logo) Shan’xi Chemical Construction Co.Ltd.
The General Contract Of HuiJiaHe Petroleum Product Adjusting Supply Renovation instrument And Control System Full Installation And System Adjusting   Number: yhaz-026

7.4
The scheduled payment and balance settlement will base on the specific clauses. And they must abide to the clause 8 of Subcontract Project Management Regulation of the Shan’xi Chemical Construction Yangzhuanghe Project Department..

7.5
8.	The agreement includes documents as the following:
8.1 The agreement
8.2 The specific clauses of the agreement
8.3 The general contract with number of LH40805GC03038 signed between the general contract party and construction company.
8.4 The technical agreement signed by the construction party, the general contract party, and the subcontract party.
8.5 Standard, criteria, and relative technical documents.
8.6 The official documents of two party’s negotiation or documents can be used as the part of the agreement.

9.
The definitions for the project of the agreement have the same meanings with the definitions of General Clause of the second part of the general contract of HuiJiaHe Petroleum Product Adjusting Supply Renovation instrument And Control System Full Installation And System Adjusting of Yangzhuanghe Refine Chemical Project System signed by ShanXi Petroleum Constuction Project Limited Company and the Refine Chemical Company of Shanxi Yanchang Petroleum Group.

10.
The subcontract party promised to the general contract party that the project must be constructed and finished according to the agreement. And the subcontract party will be responsible for the quality and maintenance with the warranty time.

11.	The general contract party promised to the subcontract party to pay all payments according to the payment type and time mentioned in the agreement.

12.	The agreement for the validity the contract:
Contract signed time: 2009-10-15
Contract signed location: the District of Yanglin of Shanxi Province
The contract will be valid once both parties signed and sealed.

13.	The contract has ten copies, construction party, general contract party, and subcontract party have one of three original contract. Party A has 5 copied contract and party B has two copiedc contract.

Construction Party: Yangzhuanghe Refine Chemical Project Headquarter of the Refine Chemical Company of Shanxi Yanchang Petroleum Group (seal)
Legal Representative:

YanChang Petroleum(Logo) Shan’xi Chemical Construction Co.Ltd.
The General Contract Of HuiJiaHe Petroleum Product Adjusting Supply Renovation instrument And Control System Full Installation And System Adjusting   Number: yhaz-026

Entrusted Representative: Wande Qu (signature) Chentao Xu(signature)

General Contract Party: ShanXi Chemical Construction Co, Ltd,. (Seal)
Address: 32 Xilong Road, Yanglin, Shanxi
Legal Representative:
Entrusted Representative: /s/ Keshe Li
Telephone: 029-87016767
Fax: 029-87012255
Bank:
Bank Account:
Zip Code:
Subcontract Party: Xi’an Kingtone Information Technology Co.,Ltd. (seal)
Address: 3/F, Borough A, Block A, No.181, south Tai Bai Road, Xi’an, Shanxi
Legal Representative:
Entrusted Representative: /s/ Peng Zhang
Telephone: 029-88231591
Fax: 029-88231590
Bank: Xi’an Gaoxin Development District Branch of Shanghai Pufa Bank
Bank Account: 72040158000007060
Zip Code: 710065

YanChang Petroleum(Logo) Shan’xi Chemical Construction Co.Ltd.
The General Contract Of HuiJiaHe Petroleum Product Adjusting Supply Renovation instrument And Control System Full Installation And System Adjusting   Number: yhaz-026

Part Two         Specific Clause
1.  Word definitions and contract documents
1.1
The order of contract documents and explanation: Contract, specific clause, the general contract with number of LH40805GC03038 signed between the general contract party and construction company, technical agreement, standard, regulations, and other relative documents, blueprint, etc.

1.2	Applied standard scope：
applied standard scope name： the construction standard and acceptance standard set up in designed documents.

1.3 Blueprint;
1.3.1 The general contract party provide blueprint time and quantity to the subcontract party. After the contract becomes valid, the general contract party will progressive provide construction blueprint to the subcontract party. The number of copies of the blueprint will based on the number of copies of blueprint that the construction party provide to the general contract party. In normal condition, two copies will be guaranteed to satisfy the requirements.
1.3.2	the subcontract party guarantee not to distribute, lend, lose, and disclose blueprints.

2. Rights and duties of two parties
2.1 Representatives and managements of two parties
2.1.1 the general contract party representative has responsibility to report to the management board about the project progress, if the project executed based on the contract, project executed cost, and the time comparing between scheduled finished time and real finished time of each project. The general contract party representative can make some measures to correct dissatisfied issues. The any activities of the general contract party representative, including activity, approval, violation, and ignoring etc will not have any effect on the duties of the subcontract party. The general contract party representative can reject any project that does not meet the requirement of the contract if it will not have any impact on the explicit rights of the contract. It includes the projects that have already been accepted but been found does not meet the requirements later. The general contract party representative has the rights to decide any transaction related projects.
2.1.2 Project Management Unit: if the law required, the construction party should appoint an approved project management unit. The general contract party representative should report relative information to the subcontract party. The general contract party representative and the subcontract party should assist the project management unit to work on the quality and safety management.
2.1.3 The subcontract party representative: The subcontract party assigned the subcontract party representative to execute any duties under the contract. The subcontract party will be responsible for any activity and omission made by the subcontract party representative just like they are done by the subcontract party. When the projects are constructing, the subcontract party representative should be on the position all the time. The general contract party representative has the rights to ask to change the subcontract party representative according to the project progressing. Under this situation, the subcontract party representative should leave the position immediately. The subcontract party should assign another proper representative with the approval of the general contract party representative. The general contract party representative should not ask to change the subcontract party representative very frequently.

YanChang Petroleum(Logo) Shan’xi Chemical Construction Co.Ltd.
The General Contract Of HuiJiaHe Petroleum Product Adjusting Supply Renovation instrument And Control System Full Installation And System Adjusting   Number: yhaz-026

2.2 The general contract party work
The general contract party should finish following work based on the time and requirements of the agreement:
2.2.1 construction site should meet construction and time requirements: one week before the project starting, construction site should meet the condition of three clearing and one even.

2.2.2 Make sure the condition of water and electricity of construction site meet the construction requirements and install instruments to calculate and collect the water and electricity fee based on the budget price.

2.2.3 The open line time and requirement of construction site and public road:
One week before the project starting, the roads outside construction site should meet the requirement that construction machine, construction supply, project supply, and project material can freely enter.

2.2.4 The name and finished time of required documents for the construction on the general contract party’s side:
According to the national regulation, the general contract party should handle required documents for the construction.

2.2.5 Standard of reference point and coordinate control point:
Transfer on the position three days before the project starting.

2.2.6 The time of blueprint audit and scheduled delivery:
Depends on the arrangement of construction company and the arrival time of construction blueprint.

2.3 The subcontract party work
The subcontract party should accomplish the work as below based on the requirement of the agreement:
2.3.1 The subcontract party should offer names and end time of plan and reports: When the project is starting, the subcontract party should schedule the construction plan. The subcontract party should make reports for the workload of current month and the work plan of next month to the Construction Technical Department of Yangzhuanghe Project on the day of 16 of each month..

2.3.2 The subcontract party is responsible for the security and none-night lighting:
The subcontract party is responsible for the security work on its construction site.

2.3.3 The subcontract party is responsible for the special requirement and maintain cost of the finished products:

YanChang Petroleum(Logo) Shan’xi Chemical Construction Co.Ltd.
The General Contract Of HuiJiaHe Petroleum Product Adjusting Supply Renovation instrument And Control System Full Installation And System Adjusting   Number: yhaz-026

The subcontract party is responsible for the protection work for the finished products that is not delivered.

2.3.4 Other works that should be done by the subcontract party based on the agreement:
The subcontract party should handle temporary residence registration at the local police station. The subcontract party is responsible for the training of safe work under the general contract party regulation.

2.4 Two sides’ duties
2.4.1 The subcontract party should think any work of the construction project as one part of the whole project under the contract. The subcontract party must not subcontract any part of it to any third party.

2.4.2 The subcontract party should offer solution, material, work, and service:
The subcontract party has responsibility to offer solution, material, work, and service to accomplish the project and is responsible for the related cost.

2.4.3 Labor:
The subcontract party should offer all required labor, including direct and indirect labor, administrative staff, assistant staff, and support staff. The total quantity of staff of the subcontract party on the position cannot be less than 80% of total staff on the position.

2.4.4 Construction machine and supply:
The subcontract party should offer all required machine and supply for the construction, including but not to limit to normal and special construction, transportation, lifting transportation, airing, testing, and inspection machine and supply.

2.4.5 Tools:
The subcontract party should offer all required tools and security supply.
2.4.6 Temporary facilities:
The subcontract party should offer all required temporary facilities.
2.4.7 Expendable products
The subcontract party should offer all required expendable products.

2.4.8 Materials
2.4.8.1 The subcontract party is responsible for the major required materials and qualified expendable materials.
2.4.8.2 The subcontract party is responsible for delivery work when the materials on the position and the subcontract party is responsible for the maintain and protection work.
2.4.8.3 When the subcontract party transports the materials or supplies into the site, ..the general contract party representative should be on the position. Two parties should inspect the quantity and quality of the materials or supplies.
2.4.8.4 The subcontract party is responsible for the losing or short of materials or supplies.

YanChang Petroleum(Logo) Shan’xi Chemical Construction Co.Ltd.
The General Contract Of HuiJiaHe Petroleum Product Adjusting Supply Renovation instrument And Control System Full Installation And System Adjusting   Number: yhaz-026

2.4.8.5 If the materials or supplies mentioned above are extra, the subcontract party should handle them according to the general contract party request. The subcontract party should not ask for compensation.
2.4.8.6 The subcontract party has the responsibility to manage and control its materials or supplies, including category, mark, sign, paint, or other costs.

2.4.9 Site
2.4.9.1 The subcontract party is responsible for the cost of on-site office, warehouse, on-site prefabricate, or other temporary facilities. And the subcontract party is responsible for the related transportation cost.
2.4.9.2 The subcontract party is responsible for the security of the sites mentioned above.

2.4.10 Water
2.4.10.1 Construction Water
2.4.10.1.1 The general contract party is responsible for offering water source points on each construction sites. The subcontract party should set up pipes and instruments on these water source points to measure actual usage. The subcontract party is responsible for the cost of related materials, labors, and water. The unit price of water refers to the budget unit price that the construction party offers to the general contract party.
2.4.10.1.2 The subcontract party is responsible for drinking water for its staffs.
2.4.10.1.3 The subcontract party is responsible for on-site drain and pollution water.
2.4.10.2 Residence Water:
The subcontract party is responsible for the residence water.

2.4.11 Electricity
2.4.11.1 The construction party assigns on-site electricity using position and fires it. The subcontract party is responsible for the required materials.
2.4.11.2 The subcontract party should offer the second electricity switch boards and cables. The subcontract party is responsible for the safety, operation, and maintenance of the properties mentioned above.

2.4.12 Trash Handling
The subcontract party is responsible for handling on-site trash, including soil, trash, wastes. The subcontract party can choice the piling sites outside of construction sites with the permission of the owners and government. The subcontract party is responsible for related handling costs.

2.4.13 Delivery Scope and Management of the Subcontract Party
2.4.13.1 Material Delivery Scope
2.4.13.1.1 The subcontract party is responsible for major materials and side materials required by the project.
2.4.13.1.2 If the subcontract party needs to purchase materials and supplies, the supply company must be in the list of the technical agreement signed by three parties. After permission, the subcontract party can purchase.

YanChang Petroleum(Logo) Shan’xi Chemical Construction Co.Ltd.
The General Contract Of HuiJiaHe Petroleum Product Adjusting Supply Renovation instrument And Control System Full Installation And System Adjusting   Number: yhaz-026

2.4.13.2 Material Quality
2.4.13.2.1 All materials offered by the subcontract party must meet the requirements of designing, construction regulations, and technical attachments. And the subcontract party should have all required licenses and quality certificates for the project completed. If materials are short, the subcontract party should make up on the required time line. Otherwise, the general contract party and the construction party have the rights to reject to use.
2.4.13.2.1 The general contract party has the rights to inspect the materials or supplies purchased by the subcontract party. If find any materials or supplies that is not meet the quality standard, they can leave the position. The subcontract party is responsible all duties.

3. Payment and Settle up
The project is general contract. The price is one time price. The final closing price is according to the regulations of ShanXi Chemical Constuction Co.,Ltd after that the subcontract party paid 2.5% of total price to the general contract party as administrative fee, tax, water fee, and electricity fee.
The 30% of the material cost is prepaid fund. It should be paid to the subcontract party by the general contract party within 10 days after the contract is signed after the construction party paid it to the general contract party. After the owner paid to the general contract party, within 10 days after major construction facilities are put in the site, the general contract party should pay 60% material fee to the subcontract party. After the project is delivered and the owner paid to the general contract party, The general contract party should pay 80% contract price to the subcontract party. The related departments of Refine Chemical Chemical Company audit the final documents, and then the budget center and audit department of the general contract party should double check the final documents. After that, the general contract party should pay 95% of total contract price to the subcontract party after deduct relative cost. The general contract party can keep 5% as warranty fund. If there will not any quality issue comes up after two years, the subcontract party can make official application, after the general contract party representative offers the official approval documents, the general contract party should pay the fund to the subcontract party.

4.Other Requirements of Construction Site
4.1 Documents of Subcontract Party
4.1.1 Before the end of the project, or before the time that the contract probably confirm, or before the time that the general contract party preventative probably agree, the subcontract should offer the documents according to the contract or required by the general contract party preventative.

4.1.2 The subcontract party should offer final work blueprints and three copies of other construction records. The subcontract party should prepare these blueprints and records. Unless the subcontract party offers required final work blueprints and records according to the contract and before signing up the project ready-to-transfer certificate, otherwise, the general contract party can ask ￥3000 to 5000 as project progress violation cost to the subcontract party.

YanChang Petroleum(Logo) Shan’xi Chemical Construction Co.Ltd.
The General Contract Of HuiJiaHe Petroleum Product Adjusting Supply Renovation instrument And Control System Full Installation And System Adjusting   Number: yhaz-026

4.1.3 The general contract party should offer required construction blueprints and documents to the subcontract party. The subcontract should offer, with the permission of the general contract party, any construction, lifting, progress, finishing, blueprint, report, computer data, or other documents. The agreement is decided by the general contract party preventative or the general contract party manager.

4.1.4 The subcontract party should check the details, documents,  regulations, blueprints or instructions after receive them from the general contract party or from other parties that named as the general contract party. If find these details, documents,  regulations, blueprints or instructions offered from the general contract party or third party named as the general contract party are conflict with the good technical standards or practices, the subcontract party should officially report any error, omitting, or drawback to the general contract party under the project progress schedule.

4.2 Position Pointing
4.2.1 The subcontract party is responsible for the real and proper construction position pointing, position of part of the project, the correctness of level, scale, or array. The subcontract party should offer relative instruments, tools and labors.

4.2.2 If there is any error in the position, level, scale, or array at any part, at the any stage or at any time, the general party representative can ask, the subcontract party should make correction until the general party representative satisfied. The subcontract party is responsible for the correction cost. Unless the error is because of the wrong documents offered by the general contract party. Under this situation, the general contract party is responsible for the correction cost.

4.2.3 Any checking work for the position pointing, level, and lineation by the general contract party does not exclude the subcontract party’s responsibility on the correctness. The subcontract party should carefully protect and save all level base points, lineation, pile foundation, and other properties required by position pointing.

4.2.4 The subcontract party should compile and save all level base points and position pointing records. If it needs to move from any level base points, position, and other things under the requirement of the project construction, the subcontract should offer permanent substitute and relate substitutes to the level base points or other things. Before remove the damaged or destroyed position pointing facilities or substitutes, the subcontract party should have the permission of the general contract party. The subcontract party should be responsible for the cost to destroy the control points.

4.3 The Documents of the General Contract Party
The general contract party should offer documents, blueprints, and other files to the subcontract party under the requirements of the contract. The general contract party has the rights or can give authority to issue changed or updated documents, blueprints or other files as it think they are proper and complete. The subcontract party should abide to these documents, blueprints, regulations, and other files.

4.4 Enter Route, Public Facilities, intervening, and Transportation Damage

YanChang Petroleum(Logo) Shan’xi Chemical Construction Co.Ltd.
The General Contract Of HuiJiaHe Petroleum Product Adjusting Supply Renovation instrument And Control System Full Installation And System Adjusting   Number: yhaz-026

4.4.1 The general contract party should allow the subcontract party enter the construction site under the time line and scope mentioned on the contract. The entering is not exclusive or and it can be broke.

4.4.2 The subcontract party should make sure not to damage or intervene any public facilities on the construction sites. Without the permission or notice of the general contract party representative, the subcontract party cannot disconnect any public facilities on the construction sites. If find any public facilities is damaging or damaged or know already existing damages, the subcontract party should report to the general contract party representative. If any damages of public facilities is caused from the activities, violations, or ignoring of the subcontract party or any people under the subcontract party, the subcontract party should be responsible all cost for the repair.

4.5 Sanitation, Safety, and Environment
4.5.1 Construction Site Safety
The subcontract party should pay attention to the safety of the everyone on the construction sites all the time. The subcontract party should keep all works on the construction sites in a good order to prevent anybody from getting injured. The subcontract party should abide to the construction site safety regulations of the construction party, revise opinions from the construction party to the general contract party from time to time, and any instructions from the general contract party based on the revise opinion mentioned before. With the permission of the general contract party, the subcontract party should assign a construction site security and representative to handle construction site safety events. The representative and security should be at the construction sites at least 80% of the time when the project is constructing.

4.5.2 Responsible for knowing and abiding to all legal requests about construction sanitation, safety, and environment protection
The subcontract party should be responsible for all activities that could cause environment pollution. There is no any clause can exempt the subcontract party’s responsibility from the contract to cause any environment pollution.

4.6 Project Progress
4.6.1 Within 10 days after the contract in valid, the subcontract party should offer a project progress form to the general contract party preventative according to the general contract party’s request, which can reflect each stage, order, and time line of the whole project. It should be attached an electronic version form. The general contract party can audit and evaluate the forms.

4.6.2 Within 10 days after receiving the documents from the subcontract party, the general contract party should approve it or suggest or notify the subcontract party to make change and then approve it. At the latter situation, the subcontract should change the project progress form immediately. This procedure should be repeated until the general contract party approve it.

4.6.3 The approved project progress form or the approved project progress form after being changed should be thought as one part of the contract with two party’s agreement. It should replace any kind of existing project progress forms.

YanChang Petroleum(Logo) Shan’xi Chemical Construction Co.Ltd.
The General Contract Of HuiJiaHe Petroleum Product Adjusting Supply Renovation instrument And Control System Full Installation And System Adjusting   Number: yhaz-026

4.6.4 If find any delay could be happened, the subcontract party should notify the general contract party immediately and meanwhile make change to the project progress form. Under any situation, it should be at least once a month. If the general contract party representative find the real progress does not match the project progress form, it has rights to ask the subcontract party offer updated project progress form that should reflect necessary changing to make sure that it can accomplish the whole project on time. The general contract party can ask the subcontract party to increase the labor or machines.

4.6.5 End Time of the Project According to the Agreement of the Contract
2009-01-31

4.7 Coordination Committee System
4.7.1 Take part in some routine meetings with the general contract party representative to confirm duties about progress, quality, and division of work, etc.

4.7.2 Regularly take part in manufacturing coordination meeting hold by the general contract party. The participants should be project managers and technical supervisors to make sure all policies can be applied or executed.

4.8 End of Work and Violation Compensation
4.8.1 The time of the end of the project
The subcontract party should be finish whole project or related projects according to the time requirement of the contract.

4.8.2 If the subcontract party has no reason to extend the end of time, and the general contract party think the progress is too slow that it cannot guarantee the whole project or part of the project can be accomplished according to the contract. The general contract party can notify the subcontract party. The subcontract party should immediately take necessary activities with the approval of the general contract party to fasten the progress to make sure the project can be done under the end of the time. The subcontract party does not have the rights to ask extra payment or extend the end of time against these changing.

4.8.3 The rights of the subcontract party to ask to extend the end of time
If the situations as the following come up, the subcontract party can ask to extend the end of the time:
4.8.3.1 There are too many changes on the design. And the general contract party representative agrees to extend.
4.8.3.2 Force majeure
4.8.3.3 The general contract party representative issues the instructions to pause the project. And the instructions does not cause from the violation, stopping, delay, nonfeasance, ignoring, or interfering of the subcontract party.

YanChang Petroleum(Logo) Shan’xi Chemical Construction Co.Ltd.
The General Contract Of HuiJiaHe Petroleum Product Adjusting Supply Renovation instrument And Control System Full Installation And System Adjusting   Number: yhaz-026

4.8.3.4 The subcontract should be responsible for the risks of any kind of official, unofficial strike, shut down, or turmoil. The subcontract party does not have the rights to ask to extend the end of time.

4.9 Insurance
Without any limitation of the subcontract party’s duties, the subcontract party should handle all required by law, serious, or necessary insurances and it should keep all these insurances.

4.10 Testing and Inspection
4.10.1 The subcontract party should take any necessary testing or inspections to prove the project meets all requirements of the contract. After receiving the report of the testing or inspections, the subcontract party should immediately offer all confirmed copies of these reports. The general contract party representative or its agent has the rights but does not have the responsibility to attend on-site when the subcontract party is testing or inspecting. The subcontract party must notify the general contract party representative on time if it will take testing or inspections.

4.10.2 For any parts of the project, the general contract party representative ask to inspect or the inspections that need the general contract party representative attend on-site, if before the general contract party representative attend, they are covered, hidden, or the general contract party representative cannot enter, the general contract party or the general contract party representative can ask open these parts to take testing or inspections and then ask to return to the original situations to meet the requirements of the project. The subcontract party should be responsible for the related costs.

4.10.3 If any testing or inspections hold by the general contract party representative shows any parts of the project does not match the requirements of the contract, the general contract party representative has the rights to reject these parts of the project. The subcontract party should immediately change or repair these parts of project according to the decisions or instructions of the general contract party representative. If the subcontract party delay or will not execute the instructions, the general contract party representative has the rights to hire another people to finish the work. The general contract party representative will ask the subcontract party to pay all related costs or other costs that the general contract party representative think it is caused from this situation. Or the general contract party representative can deduct all these costs mentioned above from the payment that the general contract party should pay to the subcontract party. The general contract party representative should notify the subcontract party.

4.10.4 The subcontract party should check reasons of any kind of errors or drawbacks. It should be responsible for all costs of repairing and changing, including the costs of related labor and service, unless these errors or drawbacks are caused by the activities of the general contract party. The general contract party has the rights to ask the subcontract party to pay the costs that is related to the situation that the general contract party found any problems that the project does not match the requirements, including the costs to open already covered or closed projects.

YanChang Petroleum(Logo) Shan’xi Chemical Construction Co.Ltd.
The General Contract Of HuiJiaHe Petroleum Product Adjusting Supply Renovation instrument And Control System Full Installation And System Adjusting   Number: yhaz-026

4.10.5 Even if the general contract party representative does not attend the testing or inspection, or the general contract party representative attend but does not find any problems, or the general contract party representative does not reject the projects that do not meet the requirement of the project, all these situations do not exclude the duties of the subcontract party. The subcontract should seriously abide to all requirements of the testing and inspections.

4.11 The End of the Work and Delivery
4.11.1 When the subcontract think the project is done according to the contract, it should notify the general contract party representative. The acceptance testing should be taken as soon as possible. If the project pass the testing, the subcontract party should notify the general contract party representative in time. The general contract party should notify the construction party to sign up the end of work certificate, or within 5 days after receiving the notification from the subcontract party, the general contract party representative can sign up the end of work certificate based on the project or parts of the project. Before signing up the end of work certificate, the general contract party should notify the subcontract party to fix drawbacks. The subcontract party should immediately fix them and then notify the general contract party. If necessary, the procedure mentioned above should be repeated until the construction representative and the general contract party representative satisfied and think the requirements of the contract is met and then sign up the end of work certificate.

4.11.2 Even the construction party representative or the general contract party representative sign up the end of work certificate, it should not be thought as the confirmation that the project meets the requirements of the contract. It cannot exempt the responsibly of any party under the contract.

4.11.3 After signing up the end of work certificate, the general contract party and the construction party can use the project. Meanwhile, the subcontract party can continue the works listed at the not-finished work list. And the subcontract party should correct all errors or drawbacks.

4.12 Defective Responsibility
4.12.1 Anytime before delivery, if the general contract party representative or the construction representative reasonably think there is any drawbacks in any part of the project, they can notify the subcontract party to fix them. The subcontract party should fix them and pay the costs. But if the drawbacks are not caused by the subcontract party side, the subcontract party has the rights to get the costs back.

4.12.2 Within the drawback warranty time period, if there are any potential drawbacks because of the subcontract party’s reason, the subcontract party should fix them and pay the related costs.

4.13 Violation Responsibility of the subcontract party
4.13.1 According to the time line of the project, if the branch projects are delay for one day, it will deduct 2% of final price. If the project cannot be finished according to the agreement of the contract, one day delay will deduct 0.02% of total final price. But it cannot exceed 20% of the total final price.

YanChang Petroleum(Logo) Shan’xi Chemical Construction Co.Ltd.
The General Contract Of HuiJiaHe Petroleum Product Adjusting Supply Renovation instrument And Control System Full Installation And System Adjusting   Number: yhaz-026

4.13.2 If the quality of the project does not meet the promised quality level, the subcontract party should work again until the quality meet the standard. The subcontract party should be responsible for this violation duty by 2% of final price.

4.13.3 If there is any damage caused by the subcontract party, the subcontract party should fix it or compensate to the general contract party according to the real lost.

4.14 Solution to Disputes
Two parties agree that if there are any dispute while executing the contract, each party can sue the other side at the Yanglin District Court House.

5. Other Events
5.1 The subcontract party promise and announce to use its best skill, caution, decision, construction practice, and procedure. And the subcontract party makes a further promise that the quality will be the best and it comes with the best approach according to the contract.

5.2 The subcontract should seriously execute regulations about quality, safety, and environment, etc. from Project Management Method offered by the general contract party. If violate, the penalty will be applied according to the regulations.

5.3 The subcontract cannot subcontract any part of the project to another party.

5.4 If the subcontract party cannot finish the work, or the quality cannot meet the standard, or work very rudely, the general contract party can adjust the scope of work of the subcontract party, and it can stop the contract any time. All costs should be responsible by the subcontract party.

5.5 The subcontract party must do well on the safety of construction. It should create and improve safety protection system. It should seriously abide to national law, code, and other regulations. The subcontract party should be responsible for all costs because of the violation.

5.6 The subcontract party must open a special account at the Construction Bank on the site of the project. The project fund is special fund and it is for special using. It must not to use the fund as another purpose. Otherwise, the general contract party can reject to pay the fund. The subcontract party should be responsible for paying all salary, commission, and bonus to its employees, agents, or representatives. If there is any arrears caused by the subcontract party, after confirmation of the general contract party, the general contract party can file a penalty to the subcontract party as twice arrears. And the general contract party has the rights to pay the arrears directly to the employees. Such amount should be deducted from the project fund.

5.7 The subcontract party should work in a good manner to make sure all closed facilities and supplies are in good conditions. Otherwise, the subcontract party should be responsible for the lost.

YanChang Petroleum(Logo) Shan’xi Chemical Construction Co.Ltd.
The General Contract Of HuiJiaHe Petroleum Product Adjusting Supply Renovation instrument And Control System Full Installation And System Adjusting   Number: yhaz-026

5.8 Within three months after the project is done, if the subcontract party does not offer the project final documents or does not cooperate the project final calculation, the general contract party has the rights to make final calculation. After audit by the audit department of the general contract party, it can be used as final calculation documents.

5.9 The quality of the project is confirmed by the general contract party and the management party. It should be reported to Yan’an Construction Project Quality Supervisory Station and Shanxi Petroleum Chemical Construction Project Quality Supervisory Station for backing up.

5.10 According to the regulations of the construction party, the subcontract party should pay ￥20000 to the general contract party as the clearing fee on the construction site. Before sign up and seal the contract, it should be paid to the Accounting Department of Yangzhuanghe Project Department of the general contract party.
5.11 Other events not mentioned at the contract, two parties can negotiate at different documents.

It is end of the contract.